                         SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street, N.W.
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): August 1, 2003


                            DISCOVER CARD MASTER TRUST I
                       ________________________________________
               (Exact name of registrant as specified in its charter)


        Delaware                 0-23108             Not Applicable
        _______________          ________________    __________________
        (State of                (Commission         (IRS Employer
        organization)            File Number)        Identification No.)


     c/o Discover Bank
     12 Read's Way
     New Castle, Delaware                                          19720
     ____________________________________________            ___________
     (Address of principal executive offices)                 (Zip Code)


     Registrant's telephone number, including area code: (302) 323-7434


                                        N/A
                    ____________________________________________

                   (Former address, if changed since last report)




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 Item 5.     Other Events

 	Additional Accounts: As of August 1, 2003 (the "Addition Date"), Discover Bank (formerly Greenwood Trust Company), on behalf of the holder of the Seller Certificate, designated certain Discover Card accounts originated by Discover Bank to be added to the Trust as Accounts pursuant to Section 2.10(c) of the Pooling and Servicing Agreement
 (the "Pooling and Servicing Agreement"), dated as of October 1, 1993, between Discover Bank as Master Servicer, Servicer, and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended. The aggregate amount of Receivables billed to the Additional Accounts as of the Addition Date was $1,987,522,210.06.
 After giving effect to the inclusion of the Additional Accounts, the Aggregate Amount of Receivables in the Trust on the Addition Date was $36,273,293,718.59.



                                  SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          DISCOVER CARD MASTER TRUST I
                                 (Registrant)


                    By: DISCOVER BANK (formerly Greenwood Trust Company) as Originator of the Trust


                    By:   /s/ Michael F. Rickert

                          ___________________________________
                          Michael F. Rickert
                          Vice President, Chief Accounting Officer, and Treasurer

     Date: August 1, 2003